UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2025

PROCAP FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-42995	39-2767031
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Lexington Avenue, Floor 2 New York, New York	10022
(Address of principal executive offices)	(Zip Code)

(305) 938-0912

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	BRR	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	BRRWW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

Closing of Business Combination

On December 5, 2025, ProCap Financial, Inc. (the “Company”) issued a press release announcing the closing (the “Closing”) of the previously announced Business Combination (as defined below), pursuant to that certain Business Combination Agreement (as amended by Amendment No. 1 to the Business Combination Agreement dated as of July 28, 2025) with Columbus Circle Capital Corp I, a Cayman Island exempted company (“CCCM”), Crius SPAC Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of the Company, Crius Merger Sub, LLC, a Delaware limited liability company and a wholly owned subsidiary of the Company, ProCap BTC, LLC, a Delaware limited liability company (“ProCap”), and Inflection Points Inc d/b/a Professional Capital Management, a Delaware corporation, pursuant to which, as of the Closing, ProCap and CCCM became wholly-owned subsidiaries of the Company and the Company became a publicly traded company. A copy of such press release is furnished as Exhibit 99.1 hereto.

Disclosure Channels to Disseminate Information

The Company also wishes to notify the investment community and others that in the future, we may choose to communicate material information about us and our services and for complying with our disclosure obligation under Regulation FD via social media channels.

The Company has identified its social media channels for material information as follows:

X (f/k/a Twitter):	@APompliano
TikTok:	@anthonypomplianoofficial
Instagram:	@pompglobal
LinkedIn:	linkedin.com/in/anthonypompliano, linkedin.com/in/the-pomp-podcast
Weekly Substack Newsletter:	https://maxvolpodcast.substack.com/
Daily Writing:	https://t.co/tpCu2xhIBx
Daily Show:	https://t.co/1LMzaU05hT
Podcast:	https://t.co/OaOmES2hv1
First Book:	https://t.co/2W94vXav7i

The Company will also use its landing page on its corporate website (https://www.procapfinancial.com/) to host social media disclosures and/or links to/from such disclosures. The information we post through these social media channels may be deemed material. Accordingly, investors should monitor these social media channels in addition to following our website, press releases, SEC filings and public conference calls and webcasts. The social media channels that we intend to use as a means of disclosing the information described above may be updated from time to time as listed on our website.

Exhibit 99.1 contains forward-looking statements. These forward-looking statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Forward-looking statements are based upon assumptions as to future events that may not prove to be accurate. Actual outcomes and results may differ materially from what is expressed in these forward-looking statements.

The information in this Item 7.01, including Exhibit 99.1 attached hereto will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated December 5, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 5, 2025

ProCap Financial, Inc.

By:	/s/ Anthony Pompliano
Name:	Anthony Pompliano
Title:	Chief Executive Officer

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